Exhibit 4(b)


  -95-

                      LINCOLN NATIONAL CORPORATION

                             Debt Securities

                      FIRST SUPPLEMENTAL INDENTURE

                       Dated as of July 1, 1992
                to the Indenture dated as of January 15, 1987



              Morgan Guaranty Trust Company of New York, Trustee


First Supplemental Indenture, dated as of July 1, 1992, between Lincoln National Corporation, an Indiana corpo-ration ("Company"), and Morgan Guaranty Trust Company of New York, a New York trust company. as Trustee under the Original
Indenture, as hereinafter defined ("Trustee").

WITNESSETH:

WHEREAS, the Company heretofore has executed and delivered to the Trustee its Indenture dated as of January 15, 1987 (herein referred to as the "Original Indenture");

WHEREAS, Section 2.01 of the Original Indenture provides that Securities may be issued thereunder in one or more series, each series to contain or be subject to all terms, and to be in such form or forms, as shall be approved by or pursuant to a Board Resolution or in one or- more supplements to this Indenture;

WHEREAS, the Company is desirous of providing for the creation under the Indenture of a new series of Securities des-ignated as 7 1/8% Notes due July 15, 1999 (herein referred to as the 1999 Notes"), the Securities of said series to be sub-stantially in the form and of the tenor following, to-wit:

                  [FORM OF FACE OF THE 1999 NOTES]

                     Lincoln National Corporation

                     7 1/8% Note due July 15, 1999
[Registered]                                                 CUSIP

No__________________                    [SPECIFY AMOUNT AND CURRENCY]

Lincoln National Corporation, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the "Company", which term includes any successor corpo-ration under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of One Hundred Million Dollars ($100,000,000) on July 15, 1999 and to pay interest thereon from July 15, 1992 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15, in each year, commenc-ing January 15, 1993, at the rate of 7 1/8% per annum until the principal hereof is paid or such payment is duly provided for.
The interest so payable and punctually paid or duly provided for on any interest payment date will, as provided in said Indenture, be paid .to the person in whose name this Note (or one or more predecessor Notes) is registered at the Close Of business on the record date for such interest, which shall be the first day, whether or not a business day, of the calendar month of such interest payment date. Payment of the principal of and interest on this Note will be made at the designated office or agency of the Company maintained for such purpose in the City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt or, at the option of the Company interest so payable may be paid by check to the order of said Holder mailed to his address appearing on the Security register. Any interest not so punctually paid or duly provided for shall be payable as provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any bene-fit under the Indenture or be valid or obligatory for any pur-pose.

IN WITNESS WHEREOF, Lincoln National Corporation has caused this Instrument to be signed in its corporate name by its Chairman or its President or one of its Vice Presidents manually or in facsimile and a facsimile of its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:

LINCOLN NATIONAL CORPORATION

Attest:



Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                                     MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK, as Trustee

                                      By

                                      Authorized Officer

                 [FORM OF REVERSE OF THE 1999 NOTES]

This Note is one of a duly authorized issue of Securities
of the  Company of  a  series hereinafter  specified,  all  issued and to be issued under an Indenture dated as of January 15, 1987 and supplemented as of July 1, 1992 (herein called the -Indenture"), between the Company and Morgan Guaranty Trust Company of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto ref-erence is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the
terms  upon  which   the  Securities   are,   and   are   to  be,
authenticated and delivered.  The Securities may be issued in one or more series, which different series may vary as provided
in  the  Indenture.   This  Note  is  one  of  a  series  of  the
Securities  of  the  Company designated  as  its   7 1/8% Notes due
July 15, 1999 (herein called the "Notes"), limited in aggregate principal amount to $100,000,000, except as otherwise provided in the Indenture.

The Notes are not redeemable prior to maturity and are not
entitled  to  any  sinking  fund.   If  an  Event  of  Default  shall
occur with respect to the Notes, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the Notes, upon which the Company, at its option, shall be deemed to have been Discharged from its obligations with respect to the Notes or shall cease to be under any obligation to comply with certain restrictive covenants of the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the company and the rights of the Holders of the Securities of any series under the Indenture at any time by the Company with the consent of the Holders of 66-2/3% in aggregate principal amount of the Securities of each
series  affected at  the  time  outstanding.   The  Indenture  also
contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series affected at the time outstanding on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be con-clusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or upon any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Security register of the Company, upon surrender of this Note for transfer at the office or agency of the Company in the City of New York, New York, duly endorsed by. or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes. of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable in denominations of $1,000 and inte-
gral  multiples  thereof.   As  provided  in  the  Indenture  and
subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same.

No service charge will be made for any such transfer or exchange, but tile Company may require payment of a sum suffi-cient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the


Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, whether by vir-tue of any constitutional provision or statute or .rule of law, or by the enforcement of any assessment or penalty or in any other manner, all. such liability being expressly waived and released by the acceptance hereof and as part Of the Consider-ation for the issue hereof.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

  -98-

  Exhibit 4(c)

WHEREAS, the Company is desirous of providing for the cre-ation under the Indenture of a new series of Securities desig-nated as 7 5/8% Notes due July 15, 2002 (herein referred to as the "2002 Notes" and collectively with the 1999 Notes, the "Notes"), the Securities of said series to be substantially in the form and of the tenor following, to wit:

                    [FORM OF FACE OF THE 2002 NOTES]

                       Lincoln National Corporation


                      7 5/8% Note due July 15, 2002

[Registered]                                  CUSIP___________


No                                [SPECIFY AMOUNT AND CURRENCY]

Lincoln National Corporation, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the "Company", which term includes any successor corpo-ration under the Indenture hereinafter referred to), for value received, hereby promises to pay to____________or registered assigns, the principal sum of One Hundred Million Dollars ($100,000,000) on July 15, 2002 and to pay interest thereon from July 15, 1992 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15, in each year, commenc-ing January 15, 1993, at the rate of 7 5/8% per annum until the principal hereof is paid or such payment is duly provided for.
The interest so payable  and  punctually  paid or duly provided for, on any interest payment date will, as provided in said Indenture, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the record date for such interest, which shall be the first day, whether or not a business day, of the calendar month of such interest payment date. Payment of the principal of and interest on this Note will be made at the designated office or agency of the Company maintained for such purpose in the City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt or, at the option of the Company interest so payable may be paid by check to the order of said Holder mailed to his address appearing on the Security register. Any interest not so punctually paid or duly provided for shall be payable as provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any bene-fit under the Indenture or be valid or obligatory for any pur-pose.

IN WITNESS WHEREOF, Lincoln National Corporation has caused this Instrument to be signed in its corporate name by its Chairman or its President or one of its Vice Presidents manually or in facsimile and a facsimile of its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries

Dated:                              LINCOLN NATIONAL CORPORATION



Attest:



                      Certificate of Authentication

     This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                                       MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Trustee

                                        By
                                        Authorized Officer

                 [FORM OF REVERSE QF THE 2002 NOTES]

     This Note is one of a duly authorized issue of Securities
of the Company of a series hereinafter specified, all issued and to. be issued under an Indenture dated as of January 15, 1987 and supplemented as of July 1, 1992 (herein called the "Indenture"), between the Company and Morgan Guaranty Trust Company of New York, as Trustee (herein .called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto ref-erence is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the
terms  upon   which  the   Securities   are,   and   are   to  be,
authenticated and delivered.   The Securities  may  be issued in
one or more series, which different series may vary as provided
in  the  Indenture.   This  Note  is  one  of  a  series  of  the
Securities of the Company designated as its 7 5/8% Notes due July 15, 2002 (herein .called the "Notes"), limited in aggregate principal amount to $100,000,000, except as otherwise provided in the Indenture.

The Notes are not redeemable prior to maturity and are not
entitled  to  any sinking  fund.   If  an Event  of  Default  shall
occur with respect to the Notes, .the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the Notes, upon which the Company, at its option, shall be deemed to have been Discharged from its obligations with respect to the Notes or shall cease to be under any obligation to comply with certain restrictive covenants of the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of any series under the Indenture at any time by the Company with the consent of the Holders of 66-2/3% in aggregate principal amount of the Securities of each
series  affected  at the  time  outstanding.   The  Indenture  also
contains  provisions  permitting  the  Holders  of  a  majority  in aggregate principal amount of the Securities of each series affected at the time outstanding on behalf of the Holders of all the Securities of such series, to waive compliance by the
Company with  certain  provisions  of  the  Indenture  and  certain
past defaults under the Indenture and their consequences   Any
such consent or waiver by the Holder of this Note shall be con-clusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or upon any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or .impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Security register of the Company, upon surrender of this Note for transfer at the office or agency of the Company in the City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes. of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable in denominations of $1,000 and inte-
gral  multiples  thereof.   As  provided  in  the  Indenture  and
subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same.

     No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum suffi-cient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for the purpose of . receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, whether by vir-tue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consider-ation for the issue hereof.

     All terms. used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     WHEREAS,  the  Company  wishes  to  amend  or  supplement
Section 2.03 of the Original Indenture to appoint therein a Registrar and Paying Agent other than the Trustee with respect to the Notes pursuant to Sections Z.03 and 9.01 of the Original Indenture; and

     WHEREAS,  the  execution  and  delivery  of  this  First
Supplemental Indenture has been duly authorized by the Board of Directors of the Company; and the Company has requested and does hereby request the Trustee to join with the Company in the execution and delivery of this First Supplemental Indenture;

     The Company and the Trustee hereby further covenant and agree as follows, to-wit:

                            ARTICLE I.

           REGISTRAR AND PAYING AGENT WITH RESPECT TO THE NOTES

Section 1.01 The third paragraph of Section 2.03 of the Original Indenture is amended by adding after the word "demands" the words "with respect to all of the Securities except the 7 1/8% Notes due July 15, 1999 and the 7 5/8% Notes due July 15, 2002, with respect to which the Company initially appoints The Bank of New York, a_________________,to be the Registrar and Paying Agent.


                               ARTICLE II.

       FORM AND EXECUTION OF SECURITIES OF SERIES DUE JULY 15, 1999
                            AND JULY 15, 2002

Section  2.01  (a)    There  is  hereby  created,  for
issuance under the Indenture, a series of Securities designated the  "1999  Notes",  each  of  which  shall  bear  the  descriptive title "7 1/8% Notes due July 15, 1999" and the form thereof shall be as set forth in the preambles to this First
Supplemental Indenture.   The  1999 Notes  shall mature July 15,
1999, and shall be issued as registered notes without coupons
in  denominations   of   integral  multiples  Of  $1,000.   The
Securities of said series shall bear interest at the rate of 7 1/8% per annum payable semi-annually on January 15 and July 15 of each year, and the principal shall be payable at the office of the Paying Agent in New York, New York, in lawful money of the United States of America, and the interest shall he payable in like money at the option of the person entitled to such interest at said office of the Paying Agent in New York, New York, provided that at the option of the Company pay-ment of interest may be made by wire transfer to the person entitled thereto if such person has provided proper wire transfer instructions or by check mailed to the address of such person as such address shall appear in the records maintained by the Registrar. The 1999 Notes shall not be redeemable prior to maturity and shall not he entitled to any sinking fund.

(b) There is hereby created, for issuance under the Indenture, a series of Securities designated the "2002 Notes", each of which shall bear the descriptive title "7 5/8% Notes due July 15, 2002" and the form thereof shall contain suitable provisions with respect to the matters hereinafter specified in this Section. The 2002 Notes shall mature July 15, 2002 and shall be issued as registered notes without coupons in denominations of integral multiples of $1,000. The Securities of said series shall bear interest at the rate of 7 5/8% per annum payable semi-annually on January 15 and July 15 of each year, and the principal shall be payable at the office of the Paying Agent in New York, New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option at' the person entitled to such inter-est at said office of the Paying Agent in New York, New York, provided that at the option of the Company payment of interest may be made by wire transfer to the person entitled thereto if such person has provided proper wire transfer instructions or by check mailed to the address of such person as such address shall appear in the records maintained by the Registrar. The
2002 Notes shall not be redeemable prior to maturity and shall not be entitled to any sinking fund.

     Section 2.02  The Holder of any of the 1999 Notes or
the 2002 Notes (collectively, the   Notes"), at his option may
surrender the same at the office of the Registrar in New York, New York, or elsewhere if authorized by the Company, for can-cellation, in exchange for other Registered Securities of the said series of the same aggregate principal amount, bearing interest as provided in Section 2.01 hereof, as the case may be, thereupon, and upon receipt of any payment required under the provisions of Section 2.03 hereof, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other Registered Securities to such Holder at its office or at any other place specified as aforesaid.

     Section 2.03  No charge shall be made by the Company
for any exchange or transfer of the Notes, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

     Section    2.04(a) Except    as    provided    in

     Section 2.04(c) below, the Holder of all of the Notes shall be The Depository Trust Company ("DTC") and the Notes shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, and interest on, the Notes registered in the name of Cede & Co. sha11 be made by transfer of immedi-ately available funds with respect to the Notes to the account of Cede K Co. on each such payment date for the Notes at the address indicated for Cede a Co. in the records kept by the Registrar

          (b) Each of the series of Securities referred to herein as the 1999 Notes and the 2002 Notes shall be initially issued in the form of a separate single authenticated fully-
registered  note (collectively,  the   Book-Entry Notes")  in  the
aggregate principal amount of the 1999 Notes and the 2002 Notes, respectively. Upon initial issuance, the ownership of the Notes shall be registered in the records kept by the Registrar in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive Holder of the Notes registered in its name for the purposes of payment of the principal of, and interest on the Notes and of giving any notice permitted or required to be given to Holders under the Indenture, except as provided in
Section 2.04(c) below; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC's participants (each a "Participant"), any person Claiming a beneficial ownership in the Hates. under or through DTC or any Participant (each a "Beneficial .Owner"), or any other person which is not shown in the records main-tained by the Registrar as being a Holder, with respect to the accuracy of any records maintained by DTC or any Participant;
the payment of DTC or any Participant of any amount in respect of the principal of, or interest on the Notes; any notice which is permitted or required to he given to Holders under the Indenture of the Notes, or any consent given or other action taken by DTC as Securityholder. The Paying Agent shall pay all principal of. and interest on the Notes registered in the name of Cede & Co. only to or upon the order of" DTC, and all such payments shall be valid and effective to fully satisfy and dis-charge the Company's obligations with respect to the principal of, and interest on the Notes to the extent of the sum or sums
so  paid.   Except  as  otherwise  provided  in  Section 2.04(c)
below, no person other than DTC shall receive authenticated certificates evidencing the obligation of the Company to make payments of principal of, and interest on the Notes. Upon de-livery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede b Co., and subject to the provisions of the Indenture with respect to transfers of Securities, the word "Cede & Co." in this First Supplemental Indenture shall refer to such new nominee of DTC

          (c) With regard to either the 1999 Notes or the 2002 Notes. if DTC notifies the Company that it is at any time unwilling or unable to continue as depository or if at any time
DTC shall no longer be eligible to continue as depository, the Company shall appoint a successor depository. If (i) a succes-
sor depository is not appointed by the Company within ninety days of such notice or after the Company becomes aware of such
ineligibility,  (ii) the  Company  executes   and  delivers  an
Officers' Certificate to the Trustee to the effect that the respective Book-Entry Note shall be exchangeable, or (iii) an
Event of Default has occurred and is continuing with regard to such Notes, the Company and the Trustee shall deliver certifi-
cates as described in this First Supplemental Indenture for the
1999 Notes or the 2002 Notes, as the case may be, in exchange for the respective Book-Entry Note in an aggregate principal amount equal to the principal amount of such Book-Entry Note.
In such event, the Trustee shall issue, transfer and exchange certificates as requested by DTC in appropriate amounts pursu-
ant to Section 2.06 of the Original Indenture and Section 2.02
of  this  First  Supplemental  Indenture.   If  certificates  are
issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment and principal of, and interest on
such certificates.   If a successor depository  is  appointed by
the Company with regard to the 1999 Notes  or  the 2002 Notes, the Trustee (at the sole cost and expense of the Company) shall cooperate in arranging for such other book-entry depository to maintain custody of the 1999 Notes or the 2002 Notes, as the
case  may  be.   Any  successor  book-entry  depository must  be  a
clearing agency registered with the* Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange
Act of 1934 and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the 1999 Notes or the 2002 Notes, as the case may
be.   After  such  agreement  has  become  effective,  DTC  shall present the 1999 Notes or the 2002 Notes, as the case may be, for registration of transfer in accordance with Section 2.06 of the Original Indenture, and the Registrar shall register them in the name of the successor book-entry depository or its nominee. If a successor book -- entry depository has not accepted such position before the effective date of DTC's termination of its services, the book-entry system shall automatically termi-nate and may not be reinstated without the consent of all of the Holders of the 1999 Notes or the 2002 Notes, as the case may be.

          (d) Notwithstanding any other provision of this First Supplemental Indenture to the contrary, so long as any of the
Notes are registered in the name of Cede & Co., as nominee of
DTC, all payments with respect to the principal of, and inter-
est on such Notes, and all notices with respect to such Notes shall be made and given,  respectively,  to  DTC as provided in the representation letter dated as of the date of delivery of
the Notes  among  DTC  and  the  Company.   The  Trustee  is  hereby
authorized and directed to comply with all terms of the repre-sentation letter.

          (e)  In connection with any notice or other communica-
tion to be provided pursuant to the Indenture for the 1999 Notes or the 2002 Notes by the Company or the Trustee with re-
spect to any consent or other action to be taken by the Holders of such Notes, the Company or the Trustee, as the case may be, shall seek to establish a record date for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days  in advance of such record date to the extent possible.  Such notice  to  DTC  shall be given only when DTC is the sole Holder of the 1999 Notes or the 2002 Notes, as the case may be.

(f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT
BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF OR INTEREST ON THE NOTES;
(3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS
OF THE INDENTURE TO .BE GIVEN TO HOLDERS; OR (4) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A HOLDER.

     SO LONG AS CEDE& CO. IS THE REGISTERED HOLDER OF THE NOTES
AS NOMINEE OF DTC, REFERENCES HEREIN TO THE NOTES OR REGISTERED
HOLDERS OF THE NOTES SHALL MEAN CEDE b CO. AND SHALL NOT MEAN
THE BENEFICIAL OWNERS OF THE NOTES NOR DTC PARTICIPANTS.

          (g) Upon the termination of the services of DTC with respect to the 1999 Notes of the 2002 Notes pursuant to subsection (c) of this
Section 2.04 after which no substitute book-entry depository is appointed, the 1999 Notes or the 2002 Notes, as the case may be, shall be registered in whatever name or names Holders transferring or exchanging such Notes shall designate in accordance with the provisions of the Indenture.

                                ARTICLE III.

                               MISCELLANEOUS

          Section 3.01 This First Supplemental Indenture shall be construed in connection with and as part of the Original
Indenture.

          Section  3.02   (a) If  any  provision  of  this  First
Supplemental Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this First Supplemental Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.

          (b) In case any one or more of the provisions con-tained in this First Supplemental Indenture or in the Notes issued hereunder. should be invalid, illegal, or unenforceable in any respect, the validity. legality, and enforceability of the remaining provisions contained herein and therein shall not in any way he affected, impaired, prejudiced, or disturbed thereby.

          Section 3.03 Wherever in this First Supplemental Indenture the word "Indenture" is used without the prefix
"Original"   or  "First   Supplemental"   such   word   was   used
intentionally to include in its meaning both the Original Indenture and all indentures supplemental thereto.

          Section 3.04 Wherever in this First Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this First Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

          Section 3.05 (a) This First Supplemental Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          (b) The descriptive headings of the several Articles of this First Supplemental Indenture were formulated, used and inserted in this First Supplemental Indenture for convenience only and shall not be deemed to affect the meaning or construc-tion of any of the provisions hereof.

                                 SIGNATURES

Dated:  as of July 1, 1992             LINCOLN NATIONAL CORPORATION

                                   By:

                                   [Vice] President

Attest:

                                   (SEAL)
[Assistant] Secretary


Dated: as of July 1, 1992               MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK, as TRUSTEE

Attest:

By:                                     Vice President

(SEAL)

Assistant Secretary
3275K




            [FORM OF FACE OF THE 1999 NOTES]

              Lincoln National Corporation

             7 1/8% Note due July 15, 1999


[Registered]                             CUSIP




No                      [SPECIFY AMOUNT AND CURRENCY]

Lincoln National Corporation, a corporation organized and existing under the law* of the State of Indiana (hereinafter called the "Company , which term includes any successor corpo-ration under the Indenture hereinafter referred to), for value received, hereby promises to pay to______________or registered assigns, the principal sum of One Hundred Million. Dollars ($100,000,000) on July 15, 1999 and to pay interest thereon from July 15, 1992 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15, in each year, commenc-ing January 15, 1993, at the rate of 7 1/8% per annum until the principal hereof is paid or such payment is duly provided for.
The interest so payable and punctually paid or duly provided for on any interest payment date will, as provided in said Indenture, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the record date for such interest, which shall be the first day, whether or not a business day, of the calendar month of such interest payment date. Payment of the principal of and interest on this Note will be made at the designated office or agency of the Company maintained for such purpose in the City of New York, New York. in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt or, at the option of the Company interest so payable may be paid by check to the order of said Holder mailed to his address appearing on the Security register. Any interest not so punctually paid or duly provided for shall be payable as provided in the Indenture.
Interest will be computed on the basis of a 360-day year of twelve 30-day months

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any bene-fit under the Indenture or be valid or obligatory for any pur-pose.

     IN WITNESS WHEREOF, Lincoln National Corporation has caused this Instrument to be signed in its corporate name by its Chairman or its President or one of its Vice Presidents manually or in facsimile and a facsimile of its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:                        LINCOLN NATIONAL CORPORATION

Attest:


               Certificate of Authentication

      This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                            MORGAN GUARANTY TRUST COMPANY
                            OF NEW YORK, as Trustee

                            By
                              Authorized Officer


             [FORM OF REVERSE OF THE 1999 NOTES)

This Note is one of a duly authorized issue of Securities
of the Company of a series hereinafter specified, all issued and to be issued under an Indenture dated as of January 15, 1987 and supplemented as of July 1, 1992 (herein called the "Indenture"), between the Company and Morgan Guaranty Trust Company of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto ref-erence is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the
terms  upon  which  the   Securities   are,   and  are  to  he.
authenticated and delivered.   The Securities may be  issued in
one or more series, which different series may vary as provided
in  the  Indenture.   This  Note  is  one  of  a  series  of  the
Securities of the Company designated as its 7 1/8% Notes due July 15, 1999 (herein called the "Notes"), limited in aggregate principal amount to $100,000,000, except as otherwise provided in the Indenture.

     The Notes are not redeemable prior to maturity and are not
entitled  to  any sinking  fund.   If  an  Event  of  Default  shall
occur with respect to the Notes, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the Notes, upon which the Company, at its option, shall be deemed to have been Discharged from its obligations with respect to the Notes or shall cease to be under any obligation to comply with certain restrictive covenants of the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of any series under the Indenture at any time by the Company with the consent of the Holders of 66-2/3% in aggregate principal amount of the Securities of each
series  affected  at  the  time  outstanding.   The  Indenture also
contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series affected at the time outstanding on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver .by the Holder of this Note shall be con-clusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange Hereford or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or upon any Note issued upon the transfer hereof or in exchange Hereford or in lieu hereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Security register of the Company, upon surrender of this Note for transfer at the office or agency of the Company in the City of New York, New York, .duly endorsed by. or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar. duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes ate issuable in denominations of $1,000 and inte-
gral  multiples  thereof.   As  provided  in  the  Indenture  and
subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same.

     No service charge will be made for any such transfer or exchange, but the Company may require payment of a .sum suffi-cient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, whether by vir-tue of any constitutional provision or statute or rule of law, or by tile enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consider-ation for the issue hereof.

     All terms used in this Note which are defined in the Indenture shall haec the meanings assigned to them in the Indenture.

3301K


                  [FORM OF FACE OF THE 2002 NOTES]

                    Lincoln National Corporation
                   7 5/8% Note due July 15, 2002

[Registered]                                  CUSIP



No                            [SPECIFY AMOUNT AND CURRENCY)

     Lincoln National Corporation, a Corporation organized and existing under the laws of the State of Indiana (hereinafter called the "Company", which term includes any successor corpo-ration under the Indenture hereinafter referred to), for value received, hereby promises to pay to_________________or registered assigns, the principal sum of One Hundred Million Dollars ($100,000,000) on July 15, 2002 and to pay interest thereon from July 15, 1992 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15, in each year, commenc-ing January 15, 1993, at the rate of 7 5/8% per annum until the principal hereof is paid or such payment is duly provided for.
The interest so payable arid punctually paid or duly provided for, on any interest payment date will, as provided in said Indenture, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the record date for such interest, which shall be the first day, whether or not a business day, of the calendar month of such interest payment date. Payment of the principal of and interest on this Note will be made at the designated office or agency of the Company maintained for such purpose in the City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt or, at the option of the Company interest so payable may be paid by check to the order of said Holder mailed to his address appearing on the Security register. Any interest not so punctually paid or duly provided for shall be payable as provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any bene-fit under the Indenture or be valid or obligatory Ear any pur-pose.

     IN WITNESS WHEREOF, Lincoln National Corporation has caused this Instrument to be signed in its corporate name by its Chairman or its President or one of its Vice Presidents manually or in facsimile and a facsimile of its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:                       LINCOLN NATIONAL CORPORATION

Attest:

                  Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                             MORGAN GUARANTY TRUST COMPANY
                             OF NEW YORK, as Trustee

                             By
                              Authorized Officer

             [FORM OF REVERSE OF THE 2002 NOTES]

This Note  is one of a duly authorized issue of Securities
of the  Company of  a series  hereinafter  specified,  all  issued and to be issued under an Indenture dated as of January 15, 1987 and supplemented as of July 1, 1992 (herein called the "Indenture"), between the Company and Morgan Guaranty Trust Company of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto ref-erence is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the
terms  upon  which  the  Securities   are,   and   are   to  be,
authenticated and delivered.   The  Securities may be issued in
one or more series, which different series may vary as provided
in  the  Indenture.   This  Note  is  one  of  a  series  of  the
Securities of the Company designated as its 7 5/8% Notes due July 15, 2002 (herein called the "Note* ), limited in aggregate principal amount to $100,000,000, except as otherwise provided in the Indenture.

     The Notes are not redeemable prior to maturity and are not
entitled  to  any .sinking  fund.   If  an  Event  of  Default  shall
occur with respect to the Notes, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the Notes, upon which the Company, at its option, shall be deemed to have been Discharged from its obligations with respect to the Notes or shall cease to be under any obligation to comply with certain restrictive covenants of the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of any series under the Indenture at any time by the Company with the consent of the Holders of 66-2/3% in aggregate principal amount of the Securities of each
series  affected  at  the  time  outstanding.   The  Indenture  also
contains  provisions  permitting  the  Holders  of  a  majority  in aggregate principal amount of the Securities of each series affected at the time outstanding on behalf of the Holders of all the Securities of such series, to waive compliance by the
Company  with certain  provisions  of  the  Indenture  and  certain
past defaults under the Indenture and their consequences   Any
such consent or waiver by the Holder of this Note shall be con-. elusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange Hereford or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or upon any Note issued upon the transfer hereof or in exchange Hereford or in lieu hereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Security register of the Company, upon surrender of this Note for transfer at the office or agency of the Company in the city of New York. New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will he issued to the designated transferee or transferees.

     The Notes are issuable in denominations of $1,000 and inte-
gral  multiples  thereof.   As  provided  in  the  Indenture  and
subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same.

     No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum suffi-cient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the person in *hose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the. Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on. this Note or for any claim based hereon or otherwise in any manner in respect hereof. or in respect of the Indenture, against any incorporator, stockholder, officer. or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, whether by vir-tue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consider-ation for the issue hereof.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

3302K